UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 1, 2015

POWIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54015	87-0455378
State or other jurisdiction incorporation	Commission File Number	IRS Employer
Identification No.

20550 SW 115th Ave. Tualatin, OR 97062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (503) 598-6659

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-	Other Events

Item 8. 01	Other Events

As part of the pending reorganization disclosed by the Company in compliance with Regulation FD by its report on Form 8-K filed August 3, 2015, the Company transferred certain of its historical business and assets to a newly-created wholly-owned subsidiary, Q Pacific Corporation, a Nevada corporation. The historical business and assets were those of QBF Contract Manufacturing, Inc.; QBF Manufacturing Corporation; and QBF Mexico Industries, S.A. de C.V. and were transferred to Q Pacific Corporation under the terms of an Asset Contribution Agreement, a copy of which is included as an exhibit to this report.

The Company did not transfer any assets of Powin Energy Corporation. The Company retained its majority ownership of Powin Energy Corporation.

Section 9-	Financial Statements and Exhibits

Item 9.01	Exhibits

Exhibit No.	Description

10.1	Asset Contribution Agreement date August 1, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWIN CORPORATION

Dated: August 18, 2015	By: /s/ Joseph Lu
President and Chief Executive Officer